UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 23, 2003

                           COLUMBIA SPORTSWEAR COMPANY
             (Exact name of registrant as specified in its charter)

          Oregon                      000-23939                93-0498284
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification No.)

   14375 NW Science Park Drive Portland, Oregon                  97229
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (503) 985-4000

                                    No Change
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

         99.1     Press release dated July 23, 2003.

Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." Such information, including the exhibit attached hereto under "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits," shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On July 23, 2003, Columbia Sportswear Company issued a press release reporting its financial results for the second quarter of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          COLUMBIA SPORTSWEAR COMPANY

                          Dated:  July 23, 2003


                          By:  /s/  Carl K. Davis
                               ------------------------------------------------
                                Carl K. Davis
                                Vice President and General Counsel, Secretary

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                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

 99.1      Press release dated July 23, 2003